PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2021
PROPERTY AND EQUIPMENT
Note 4 - Property And Equipment

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment and related accumulated depreciation as of December 31, 2021 and 2020 are as follows:

	2021	2020
Property and equipment:
Telecommunications fiber and equipment	$2,686,905	$2,530,167
Film production equipment	-	369,903
Medical equipment	209,499	133,329
Office furniture and equipment	77,859	86,899
Leasehold improvements	-	18,679
Total Property ad equipment	$2,974,263	$3,138,977
Accumulated depreciation	(1,325,241)	(993,380)
Property and equipment, net	$1,649,022	$2,145,597

Depreciation expense was $682,111 and $1,054,702 for the years ended December 31, 2021 and 2020, respectively.

Approximately $200,000 of property and equipment, included herein, were financed through a financing lease.   See Note 9.

We periodically review the carrying amount of our depreciable long-lived assets for impairment which include property and equipment and intangible assets. An asset is considered impaired when estimated future cash flows are less than the carrying amount of the asset. In the event the carrying amount of such asset is not considered recoverable, the asset is adjusted to its fair value. Fair value is generally determined based on discounted future cash flow.  As of December 31, 2020, we adjusted the net book values of the equipment of Copperhead Digital as it became doubtful given the decrease in customers bases that the estimated future cash flows would recover the net book values.  We recorded impairment expenses of $1,849,630 for the year ended December 31, 2020.

The Company recognized a gain of $485,404 during the year ended December 31, 2021 primarily from a theft of equipment that occurred..  The gain represented the cash received from insurance carrier over the net book value on the books at the time of the theft.